EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Form 10-K for the year ended March 31, 2017 of AMERCO (the “Company”), as filed with the Securities and Exchange Commission on May 24, 2017 (the “Report”), I, Jason A. Berg, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jason A. Berg
Jason A. Berg
Chief Financial Officer
Date: May 24, 2017